UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2007

                          OPTIMUM INTERACTIVE (USA) LTD
             (Exact name of registrant as specified in its charter)


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         Delaware                  000-50601                90-0263970
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     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification No.)
      incorporation)
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             30 West 61st Street, Suite 25E New York, New York 10023
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (646) 226-2212
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of Optimum Interactive (USA) LTD., are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, Optimum Interactive
(USA) LTD disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Stock Purchase Agreement
------------------------

On October 31, 2006, Optimum Interactive (USA) LTD. ("OTMI") entered into a Stock Purchase Agreement (the "PURCHASE AGREEMENT"), with Aurora Capital Group, Ltd. ("AURORA"), Berlin Capital Investments, Inc. ("BERLIN," and with Aurora, the "SELLERS") and Highland Partners, LLC ("HIGHLAND"). The transactions contemplated by the Purchase Agreement were consummated as of February 5, 2007.

Prior to consummation of the Purchase Agreement, the Sellers were the record and beneficial owners of 8,110,000 shares of common stock, par value $0.001 per share, of OTMI (the "OTMI COMMON STOCK") out of an aggregate of 9,301,000 shares of OTMI Common Stock issued and outstanding. Under the Purchase Agreement, Highland purchased from the Sellers an aggregate of 7,905,850 shares of OTMI Common Stock (the "SUBJECT SHARES"). 2,635,284 Subject Shares were purchased from Berlin and 5,270,566 Subject Shares were purchased from Aurora. The purchase price paid by Highland for the 7,905,850 Subject Shares was $0.0664065 per share or an aggregate of Five Hundred and Twenty Five Thousand Dollars ($525,000.00).

As at the closing, all indebtedness and other obligations owed by OTMI to the Sellers or to any affiliate thereof became capitalized and deemed a part of the Subject Shares. Therefore, OTMI is no longer indebted to the Sellers, or to any affiliate thereof for any indebtedness and other obligations all of which, if any, shall be deemed to have been cancelled and part of the cost basis for the Subject Shares.

In connection with the execution of the Purchase Agreement, Highland represented that it understood that the Subject Shares that were purchased from the Sellers under this agreement are not registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the laws of any State and cannot be transferred or sold until a registration statement becomes effective under the Securities Act, or an opinion of counsel for the stockholder to the effect that an exemption from the registration requirements of the Securities Act becomes available. Highland represented that it and each of its members are accredited investors within the meaning of Regulation D as promulgated under the Securities Act.

Share Exchange Agreement
------------------------

OTMI entered into a Share Exchange Agreement, dated as of October 31, 2006 (the "EXCHANGE AGREEMENT") with Diamond Decisions, Inc., a Nevada corporation ("DIAMOND"), and Carolyn M. Jones ("JONES"), Heather Fabbri and Yvette Campbell (collectively referred to hereinafter as the "DIAMOND PRINCIPAL STOCKHOLDERS"). The obligations of the parties under such Exchange Agreement was subject, among other things, to the consummation of the transactions contemplated by the Purchase Agreement with Highland.

Under the terms of the Exchange Agreement, OTMI has agreed to acquire all of the issued and outstanding capital stock of Diamond (the "DIAMOND SHARES"). On the closing date of the Exchange Agreement (the "CLOSING DATE")

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


OTMI shall issue to the Diamond Principal Stockholders and certain other holders of Diamond Shares (the "ADDITIONAL DIAMOND STOCKHOLDERS") the following shares of OTMI Common Stock (the "EXCHANGE SHARES"):

        (i) the Diamond Principal Stockholders shall receive an aggregate of 27,810,000 Exchange Shares, or such other number of Exchange Shares as shall represent approximately Fifty One and 56/100 Percent (51.56%) of the 53,936,320 shares of then fully diluted OTMI Common Stock (the "OTMI FULLY-DILUTED COMMON STOCK"); and

        (ii) the Additional Diamond Stockholders shall receive an aggregate of up to 5,816,667 Exchange Shares, or one Exchange Share for each Diamond Share held thereby at such time.

Immediately following the Closing Date, the Diamond Principal Stockholders shall own approximately Fifty One and 56/100 Percent (51.56%) of the OTMI Fully-Diluted Common Stock, and (b) all other holders of capital stock or other securities of OTMI, shall own the remaining Forty Eight and 44/100 percent (48.44%) of the OTMI Fully-Diluted Common Stock.

Prior to consummation of the transactions contemplated by the Exchange Agreement, Diamond had sold to third parties an aggregate of $5,816,667 principal amount of notes Diamond (the "DIAMOND NOTES"). Under the terms of the Exchange Agreement, at closing, all of the Diamond Notes shall be exchanged for an identical principal amount of notes of OTMI, to be unconditionally guaranteed by its Diamond subsidiary (the "OTMI EXCHANGE NOTES"). Such maximum amount of $5,816,667 in OTMI Exchange Notes shall be convertible at $0.50 per share, at the option of the holders at any time on or before March 31, 2008 (the "MATURITY DATE"), into a maximum of 11,633,334 additional shares of OTMI Common Stock.

All obligations of Diamond under the Exchange Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions, any one or more of which may be waived by Diamond:

        (i) OTMI shall have complied and performed all of the materials aspects of its representations and warrants contained in the Exchange Agreement;

        (ii)    OTMI  shall  have  delivered  all  executed   certificates   and
documents as required by the Exchange Agreement;

        (iii) Highland shall have contributed back to the treasury of OTMI an aggregate of 2,324,680 of the 7,905,850 shares of OTMI Common Stock then owned by it;

        (iv) Highland and its members shall have entered into the voting agreement with Jones, one of the Diamond Principal Shareholders, whereby Highland and its members agree to vote their shares of OTMI Common Stock in the same manner as Jones votes her shares; and

        (v) OTMI and shall have filed with the Securities and Exchange Commission (the "COMMISSION") an information statement on Schedule 14C and shall have amended the certificate of incorporation of OTMI to (a) increase the authorized number of shares of OTMI Common Stock to 250,00,000 and (b) authorize for issuance up to 25,000,000 shares of preferred stock, containing such rights, privileges and preferences as the board of directors may, from time to time determine.

All obligations of OTMI under the Exchange Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions, any one or more of which may be waived by OTMI:

        (i) Diamond shall have complied and performed all of the materials aspects of its representations and warrants contained in the Exchange Agreement;

        (ii) Diamond shall have delivered all executed certificates and documents as required by the Exchange Agreement;

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


        (iii) Diamond shall have caused to have been delivered to OTMI the audited balance sheets of Diamond as at December 31, 2005 and December 31, 2006 and the audited related statement of operations and statements of cash flows of Diamond for each of the three (3) fiscal years ended December 31, 2006, together with the notes thereto.

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure made under the heading "Stock Purchase Agreement" under Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 5, 2007, Mordechai Moshin, the sole director and officer of OTMI, resigned as an officer and director of OTMI effective immediately. Prior to his resignation, Mr. Moshin appointed Robert Rubin, Daniel Wainstein and Barry Pomerance as new directors of the Company, and appointed Robert Rubin as the President of OTMI, with each such appointment to be effective simultaneously with Mr. Moshin's resignation.


ITEM 9.01   EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibits.
---------

EX 2.1 Stock Purchase Agreement dated as of October 31st, 2006 entered into by and among Optimum Interactive (USA) Ltd., and Aurora Capital Group, Ltd., Berlin Capital Investments, Inc. and Highland Partners LLC.

EX 2.2 Share Exchange Agreement dated as of October 31st, 2006 between Optimum Interactive (USA) LTD. and Diamond Decisions, Inc. and the other signatories thereto.

EX 99.1     Resignation Letter of Mordechai  Moshin

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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 9, 2007

                                        OPTIMUM INTERACTIVE(USA) LTD

                                        By:    /s/ Robert Rubin
                                               -------------------
                                        Name:  Robert Rubin
                                        Title: President


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